SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[X]     Definitive Proxy Statement
[   ]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to Sec. 240.14a-12

              Federated Premier Intermediate Municipal Income Fund
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1. Title of each class of securities to which transaction applies: 2. Aggregate number of securities to which transaction applies:
        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        4. Proposed maximum aggregate value of transaction: 5. Total fee paid:

[ ] Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        ------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------

        3) Filing Party:
        ------------------------------------------------------------

        4) Date Filed:
        ------------------------------------------------------------










Federated Premier Municipal Income Fund
Federated Premier Intermediate Municipal Income Fund


Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE . . . VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP AVOID ADDITIONAL EXPENSE.

Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (the "Funds") will hold a joint annual meeting of shareholders on September 23, 2005. It is important for you to vote. We recommend that you read the Proxy Statement in its entirety.

Why am I being asked to vote?
The Funds' Common Shares are listed on the New York Stock Exchange. The rules of the Exchange require that the Funds hold an annual meeting each year for the election of Trustees.

What am I being asked to vote on?
The proposals include:

o The election of four Class II Trustees by each Fund's Common and Preferred Shareholders. The Board of Trustees (the "Board) has nominated J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham, and Marjorie P. Smuts for these positions.

o The election of two Trustees by each Fund's Preferred Shareholders only. The Board has nominated Peter E. Madden and John S. Walsh for these positions.

How do I vote my shares?
You may vote by telephone at the toll-free number shown on your ballot. You may also vote in person at the meeting or complete and return the enclosed proxy card. If you:

1. Choose to help save the Funds time and postage costs by voting by telephone, please don't return your proxy card.
2. Do not respond at all, we may contact you by telephone to request that you cast your vote. 3. Sign and return the proxy card without indicating a preference, your vote will be cast "for" the election of the nominees named in this Proxy Statement.

Whom do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is 1-800-245-0242, Ext. 7538.

   After careful consideration, the Board of Trustees has unanimously approved these nominees. The Board recommends that you read the enclosed materials carefully and vote FOR the election of the nominees.

                     FEDERATED PREMIER MUNICIPAL INCOME FUND
               FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


                  NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 23, 2005

        The Joint Annual Meeting of the shareholders of FEDERATED PREMIER MUNICIPAL INCOME FUND and FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND (the "Funds") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on September 23, 2005 for the following purposes:

                  (1) To elect four Class II Trustees of each Fund (Common and
                      Preferred Shareholders).

                  (2) To elect two Trustees of each Fund (Preferred Shareholders only).

                  (3) To transact such other business as may properly come
                      before the meeting or any adjournment thereof.

The Board of Trustees has fixed July 13, 2005, as the record date for determination of shareholders entitled to vote at the meeting.

                                                          By Order of the
Trustees



                                                          John W. McGonigle
                                                          Secretary

July 22, 2005


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               PLEASE VOTE BY TELEPHONE, OR SIGN, DATE AND RETURN THE ENCLOSED
               PROXY CARD PROMPTLY.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
               YOU CAN HELP THE FUNDS AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD OR VOTING BY TELEPHONE. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY TELEPHONE SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
-------------------------------------------------------------------------------



                                       TABLE OF CONTENTS

About the Proxy Solicitation and the Joint Annual Meeting.......1
Proposal #1 - Election of Four Class II Trustees
(Common and Preferred Shareholders).............................2
Proposal #2 - Election of Two Trustees (Preferred Shareholders
only)..........................................................3
Information About the Funds....................................4
Proxies, Quorum and Voting at the Joint Annual Meeting.........4
About the Trustees.............................................5
Board of Trustees..............................................5
Share Ownership of the Funds...................................9
Meetings of the Board..........................................9
Committees of the Board........................................9
Shareholder Communications.....................................10
Officers of the Funds..........................................11
Independent Auditors...........................................12
Section 16(a) Beneficial Ownership Reporting Compliance........14
Shareholder Proposals for 2006 Annual Meeting..................15
Other Matters and Discretion of Attorneys Named in the Proxy...15
Audit Committee Report.........................................Exhibit A

23



                                 PROXY STATEMENT


                     FEDERATED PREMIER MUNICIPAL INCOME FUND
           FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND
                            Federated Investors Funds
                           5800 Corporate Drive
                            Pittsburgh, PA 15237-7000

About the Proxy Solicitation and the Joint Annual Meeting

The enclosed proxy is solicited on behalf of the Boards of Trustees (each a "Board" or "Trustees") of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (each a "Fund" and collectively, the "Funds"). The proxies will be voted at the Joint Annual Meeting of Shareholders of the Funds to be held on September 23, 2005, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m. local time (the "Joint Annual Meeting").

The Joint Annual Meeting is scheduled as a joint meeting of the respective holders of common shares (the "Common Shareholders") and preferred shares (the "Preferred Shareholders" and, together, the "Shareholders") of the two Funds because the Shareholders of the Funds are expected to consider and vote on similar matters. Shareholders of each Fund will vote separately on the Proposals set forth herein and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposals by the Shareholders of one Fund will not affect the implementation of the Proposals by the other Fund if the Proposals are approved by the Shareholders of the other Fund.

        The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Funds. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Funds. Such persons will receive no additional compensation for making such solicitations. In the unlikely event that quorum is not reached in a timely manner, the Funds may also employ Georgeson Shareholder as a proxy solicitor pursuant to its standard contract, the cost of which will be borne by the Funds and is estimated to be approximately $3,500 per Fund. Solicitations by such persons may be by telephone, facsimile, electronic mail, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. The Funds will reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

        Shareholders who communicate proxies by telephone have the same power and authority to issue, revoke, or otherwise change their voting instruction as exists for instructions communicated in written form.

The purposes of the Joint Annual Meeting are set forth in the accompanying Notice. The Trustees know of no business that will be presented for consideration at the Joint Annual Meeting other than that mentioned in the Notice. Should other business properly be brought before the Joint Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about July 22, 2005 to shareholders of record at the close of business on July 13, 2005 (the "Record Date"). On the Record Date, the Funds had outstanding the following numbers of shares:





                                                        Common Shares           Preferred Shares
Federated Premier Municipal Income Fund                    6,113,700               2,147
Federated Premier Intermediate Municipal Income Fund
                                                           6,946,981               2,441


The classes of Fund shares listed in the table above are the only classes of shares currently authorized by each Fund.

        The Funds' Annual Report, which includes audited financial statements for the fiscal year ended November 30, 2004, was mailed to shareholders on or about January 28, 2005. A copy of the Annual Report will be furnished, without charge, to any shareholder of either Fund upon request by calling 1-800-245-0242 Ext. 7538. The Funds' semi-annual report, which includes unaudited financial statements for the six months ended May 31, 2005, accompanies this proxy statement. The most recent shareholder reports also can be accessed from the "Products" section of the Federated Investors website at FederatedInvestors.com. The Funds' principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Funds' toll-free telephone number is 1-800-245-0242, Ext. 7538. Federated Investment Management Company (the "Adviser") serves as the investment adviser for each Fund and Federated Administrative Services (the "Administrator") serves as the administrator for each Fund. The address for both the Adviser and the Administrator is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.


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             PROPOSAL #1 - ELECTION OF FOUR CLASS II TRUSTEES
---------------------------------------------------------------------------
                       (COMMON AND PREFERRED SHAREHOLDERS)

        In accordance with each Fund's Amended and Restated Agreement and Declaration of Trust (each a "Declaration"), the Trustees elected by the Common and Preferred shareholders of each Fund have been divided into the following three classes (each a "Class"): Class I, whose term will expire at the Funds' 2007 annual meeting of shareholders; Class II, whose term will expire at the Funds' 2005 annual meeting of shareholders; and Class III, whose term will expire at the Funds' 2006 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term. Accordingly, shareholders will vote to elect Class II Trustees at the Joint Annual Meeting to serve for an approximately three-year term until the 2008 annual meeting and until their successors shall be duly elected and shall qualify.

        The following table summarizes, for both Funds, the nominees who will stand for election by both the Common and Preferred shareholders at the Joint Annual Meeting, the respective Class of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee                             Class                 Expiration of Term if
                                                                Elected*

J. Christopher Donahue Class II 2008 Annual Meeting
Nicholas P. Constantakis            Class II                     2008
Annual Meeting
John F. Cunningham                  Class II                     2008
Annual Meeting
Marjorie P. Smuts                   Class II                     2008
Annual Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

        The persons named as proxies intend to vote in favor of the election of
J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham and Marjorie P. Smuts as Class II Trustees of each Fund. All of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. J.C. Donahue, Constantakis, and Cunningham, and Ms. Smuts.

        In the election of the Class II Trustees, the holders of each Fund's Common Shares and Preferred Shares will vote together as a single class, with each share entitled to one vote. In the election of Class II Trustees for each Fund, the three nominees receiving the highest numbers of votes will be elected.

        The Board of Trustees of the Funds unanimously recommends that shareholders vote "FOR" the election of these nominees.


---------------------------------------------------------------------------
   PROPOSAL #2 - ELECTION OF TWO TRUSTEES (PREFERRED SHAREHOLDERS ONLY)
---------------------------------------------------------------------------

        In accordance with each Fund's Declaration, at each annual meeting the holders of the Fund's Preferred Shares, voting separately as a class, are entitled to elect two Trustees. The two Trustees elected by the Preferred Shareholders at each annual meeting serve for an approximately one-year term until the next annual meeting and until their successors shall be duly elected and shall qualify. The Common Shareholders of the Funds do not have the right to vote with respect to the election of these two Trustees.

        The following table summarizes, for both Funds, the nominees who will stand for election by the Funds' Preferred shareholders at the Joint Annual Meeting and the expiration of their respective terms if elected:

Trustee                                                   Expiration of
Term if Elected*

Peter E. Madden                                           2006 Annual
Meeting
John S. Walsh                                             2006 Annual
Meeting

* A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

        The persons named as proxies intend to vote in favor of the election of Peter E. Madden and John S. Walsh as Trustees of each Fund. Both of the nominees are presently serving as Trustees. Please see "Information about the Funds" for current biographical information about Messrs. Madden and Walsh

        In the election of the two Trustees to be elected by the Preferred Shareholders, the holders of each Fund's Preferred Shares will vote separately as a class, with each share being entitled to one vote. In the election of these Trustees for each Fund, the two nominees receiving the highest numbers of votes will be elected.

        The Board of Trustees of the Funds unanimously recommends that shareholders vote "FOR" the election of these nominees.








---------------------------------------------------------------------------
                           INFORMATION ABOUT THE FUNDS
---------------------------------------------------------------------------

Proxies, Quorum and Voting at the Joint Annual Meeting

        In each election of Trustees, the qualified nominees receiving the highest numbers of votes cast by the shareholders entitled to vote in such election at a meeting at which a quorum is present, up to the number of Trustees to be elected in such election, shall be elected.

        Only shareholders of record on the Record Date are entitled to vote at the Joint Annual Meeting. Each Common and Preferred Share of the Funds is entitled to one vote on all matters to be voted on by that class of shares. Fractional shares are entitled to proportionate shares of one vote. Shareholders do not have cumulative voting rights in the election of Trustees.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a later dated proxy or a written notice of revocation and submitting it to the Secretary of the Fund. In addition, although mere attendance at the Joint Annual Meeting will not revoke a proxy, a shareholder present at the Joint Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Joint Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the nominees named in this Proxy Statement.

        All nominees named above have consented to continue to serve if elected. If any nominee named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate selected by the Nominating Committee of the Board. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee.

        In order to hold each Fund's annual meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the two Trustees to be elected separately by the Preferred Shareholders. Holders of one-third of the total number of outstanding Common and Preferred Shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the election of the Class II Trustees and any other matter which is properly presented for action by the shareholders at a Fund's annual meeting.

        If a quorum is not present for any proposal, the persons named as proxies may vote those proxies which have been received in favor of one or more adjournments of the Joint Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the proposal at the session of the Joint Annual Meeting to be adjourned. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes to constitute a quorum have been received.





About the Trustees

        The following table provides a complete listing of the Funds' Board of Trustees. Only Messrs. J. C. Donahue, Constantakis, Cunningham, Smuts, Madden and Walsh are nominees for election at the Joint Annual Meeting.



Board of Trustees

        The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2004, the Federated Fund Complex consisted of 44 investment companies (comprising 133 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.


INTERESTED TRUSTEES BACKGROUND AND COMPENSATION



                                                                       Aggregate       Total Compensation
                                                                      Compensation      From Funds and
                                                                          From          Federated Fund
                                                                       Federated           Complex
                                                                        Premier         (calendar year
                                                                       Municipal            2004)
                                                                      Income Fund
                                                                      (FPMIF) and
                                                                       Federated
                                                                         Premier
          Name                                                        Intermediate
       Birth Date                                                      Municipal
        Address                                                       Income Fund
  Positions Held with       Principal Occupation(s) for Past Five       (FPIMIF)
         Funds               Years, Other Directorships Held and      (past fiscal
   Date Service Began               Previous Position(s)                 year)        T
                           Principal Occupations: Chairman and             $0
John F. Donahue*           Director or Trustee of the Federated                               $0
Birth Date: July 28,       Fund Complex; Chairman and Director,
1924                       Federated Investors, Inc.
CHAIRMAN AND TRUSTEE       ---------------------------------------
Began serving:
December 2002              Previous Positions: Trustee, Federated
                           Investment Management Company and
                           Chairman and Director, Federated
                             Investment Counseling.

                           Principal Occupations: Principal                $0
J. Christopher Donahue*    Executive Officer and President of the                             $0
Birth Date: April 11,      Federated Fund Complex; Director or
1949                       Trustee of some of the Funds in the
PRESIDENT AND TRUSTEE      Federated Fund Complex; President,
Began serving:             Chief Executive Officer and Director,
December 2002              Federated Investors, Inc.; Chairman
                           and Trustee, Federated Investment
                           Management Company; Trustee, Federated
                           Investment Counseling; Chairman and
                           Director, Federated Global Investment
                           Management Corp.; Chairman, Federated
                           Equity Management Company of
                           Pennsylvania, Passport Research, Ltd.
                           and Passport Research II, Ltd.;
                           Trustee, Federated Shareholder
                           Services Company; Director, Federated
                           Services Company.

                           Previous Positions: President,
                           Federated Investment Counseling;
                           President and Chief Executive Officer,
                           Federated Investment Management
                           Company, Federated Global Investment
                           Management Corp. and Passport
                           Research, Ltd.

                           Principal Occupations: Director or          $1,038.97
Lawrence D. Ellis, M.D.*   Trustee of the Federated Fund Complex;       (FPMIF)            $148,500
Birth Date: October 11,    Professor of Medicine, University of      --------------
1932                       Pittsburgh; Medical Director,               $1,047.24
3471 Fifth Avenue          University of Pittsburgh Medical             (FPIMIF)
Suite 1111                 Center Downtown; Hematologist,
Pittsburgh, PA             Oncologist and Internist, University
TRUSTEE                    of Pittsburgh Medical Center.
Began serving: December
2002                       Other Directorships Held: Member,
                           National Board of Trustees, Leukemia
                           Society of America.

                          Previous Positions: Trustee,
                           University of Pittsburgh; Director,
                           University of Pittsburgh Medical
                           Center.

*  Family relationships and reasons for "interested" status: John F. Donahue is the father of J.  Christopher
Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. (Federated) and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by Federated
Securities Corp., the principal underwriter for mutual funds in the Federated Fund Complex.
---------------------------------------------------------------------------------------------------------------



INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

                                                                       Aggregate       otal Compensation
                                                                      Compensation      From Funds and
                                                                          From          Federated Fund
                                                                       Federated           Complex
                                                                        Premier         (calendar year
                                                                       Municipal            2004)
                                                                      Income Fund
                                                                      (FPMIF) and
                                                                       Federated
                                                                         Premier
          Name                                                        Intermediate
       Birth Date                                                      Municipal
        Address                                                       Income Fund
  Positions Held with       Principal Occupation(s) for Past Five       (FPIMIF)
         Funds               Years, Other Directorships Held and      (past fiscal
   Date Service Began               Previous Position(s)                 year)        T
                           Principal Occupation: Director or              $1,142.87             $163,350
Thomas G. Bigley           Trustee of the Federated Fund Complex.           (FPMIF)
Birth Date: February 3,                                              --------------
1934                       Other Directorships Held: Director,            $1,151.97
15 Old Timber Trail        Member of Executive Committee,                  (FPIMIF)
Pittsburgh, PA             Children's Hospital of Pittsburgh;
TRUSTEE                    Director, University of Pittsburgh.
Began serving: December
2002                       Previous Position: Senior Partner,
                           Ernst & Young LLP.

                           Principal Occupations: Director or             $1,142.87             $163,350
John T. Conroy, Jr.        Trustee of the Federated Fund Complex;           (FPMIF)
Birth Date: June 23,       Chairman of the Board, Investment         --------------
1937                       Properties Corporation; Partner or             $1,151.97
Investment Properties      Trustee in private real estate                  (FPIMIF)
Corporation                ventures in Southwest Florida.
3838 North Tamiami
Trail                      Previous Positions: President,
Suite 402                  Investment Properties Corporation;
Naples, FL                 Senior Vice President, John R. Wood
TRUSTEE                    and Associates, Inc., Realtors;
Began serving: December    President, Naples Property Management,
2002                       Inc. and Northgate Village Development
                           Corporation.

                           Principal Occupation: Director or              $1,142.87             $163,350
Nicholas P. Constantakis   Trustee of the Federated Fund Complex.           (FPMIF)
Birth Date: September                                                --------------
3, 1939                    Other Directorships Held: Director and         $1,151.97
175 Woodshire Drive        Member of the Audit Committee, Michael          (FPIMIF)
Pittsburgh, PA             Baker Corporation (engineering and
TRUSTEE                    energy services worldwide).
Began serving: December
2002                       Previous Position: Partner, Andersen
                           Worldwide SC.

                           Principal Occupation: Director or           $1,038.97           $148,500
John F. Cunningham         Trustee of the Federated Fund Complex.       (FPMIF)
Birth Date: March 5,                                                 --------------
1943                       Other Directorships Held: Chairman,         $1,047.24
353 El Brillo Way          President and Chief Executive Officer,       (FPIMIF)
Palm Beach, FL             Cunningham & Co., Inc. (strategic
TRUSTEE                    business consulting); Trustee
Began serving: December    Associate, Boston College.
2002
                           Previous Positions: Director, Redgate
                           Communications and EMC Corporation
                           (computer storage systems); Chairman
                           of the Board and Chief Executive
                           Officer, Computer Consoles, Inc.;
                           President and Chief Operating Officer,
                           Wang Laboratories; Director, First
                           National Bank of Boston; Director,
                           Apollo Computer, Inc.

                           Principal Occupation: Director or           $1,038.97           $148,500
Peter E. Madden            Trustee of the Federated Fund Complex.       (FPMIF)
Birth Date: March 16,                                                --------------
1942                       Other Directorships Held: Board of          $1,047.24
One Royal Palm Way         Overseers, Babson College.                   (FPIMIF)
100 Royal Palm Way
Palm Beach, FL             Previous Positions: Representative,
TRUSTEE                    Commonwealth of Massachusetts General
Began serving: December    Court; President, State Street Bank
2002                       and Trust Company and State Street
                           Corporation (retired); Director, VISA USA and VISA
                           International; Chairman and Director, Massachusetts
                           Bankers Association; Director, Depository Trust
                           Corporation; Director, The Boston Stock Exchange.

                           Principal Occupations: Director or          $1,142.87           $163,350
Charles F. Mansfield,      Trustee of the Federated Fund Complex;       (FPMIF)
Jr.                        Management Consultant; Executive Vice     --------------
Birth Date: April 10,      President, DVC Group, Inc. (marketing,      $1,151.97
1945                       communications and technology) (prior        (FPIMIF)
80 South Road              to 9/1/00).
Westhampton Beach, NY
TRUSTEE                    Previous Positions: Chief Executive
Began serving: December    Officer, PBTC International Bank;
2002                       Partner, Arthur Young & Company (now
                           Ernst & Young LLP); Chief Financial Officer of Retail
                           Banking Sector, Chase Manhattan Bank; Senior Vice
                           President, HSBC Bank USA (formerly, Marine Midland
                           Bank); Vice President, Citibank; Assistant Professor
                           of Banking and Finance, Frank G. Zarb School of
                           Business, Hofstra University.

John E. Murray, Jr.,       Principal Occupations: Director or          $1,246.77           $178,200
J.D., S.J.D.               Trustee of the Federated Fund Complex;       (FPMIF)
Birth Date: December       Chancellor and Law Professor, Duquesne    --------------
20, 1932                   University; Partner, Murray, Hogue and      $1,256.69
Chancellor, Duquesne       Lannis.                                      (FPIMIF)
University
Pittsburgh, PA             Other Directorships Held: Director,
TRUSTEE                    Michael Baker Corp. (engineering,
Began serving: December    construction, operations and technical
2002                       services).

                         Previous Positions: President,
                          Duquesne University; Dean and
                         Professor of Law, University of
                           Pittsburgh School of Law; Dean and
                           Professor of Law, Villanova University
                           School of Law.

                           Principal Occupations:  Director or         $1,038.97           $148,500
Marjorie P. Smuts          Trustee of the Federated Fund Complex;       (FPMIF)
Birth Date: June 21,       Public Relations/Marketing                --------------
1935                       Consultant/Conference Coordinator.          $1,047.24
4905 Bayard Street                                                      (FPIMIF)
Pittsburgh, PA             Previous Positions: National
TRUSTEE                    Spokesperson, Aluminum Company of
Began serving: December    America; television producer;
2002                       President, Marj Palmer Assoc.; Owner,
                           Scandia Bord.

                           Principal Occupations:  Director or         $1,038.97           $148,500
John S. Walsh              Trustee of the Federated Fund Complex;       (FPMIF)
Birth Date: November       President and Director, Heat Wagon,       --------------
28, 1957                   Inc. (manufacturer of construction          $1,047.24
2604 William Drive         temporary heaters); President and            (FPIMIF)
Valparaiso, IN             Director, Manufacturers Products, Inc.
TRUSTEE                    (distributor of portable construction
Began serving: December    heaters); President, Portable Heater
2002                       Parts, a division of Manufacturers
                           Products, Inc.

                           Previous Position: Vice President,
                           Walsh & Kelly, Inc.


---------------------------------------------------------------------------------------------------------------


BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE FEDERATED FAMILY OF INVESTMENT COMPANIES


                                           Dollar Range
                                                     of
                                           Shares Owned                            Aggregate
                                               in FPMIF  -----------------   Dollar Range of
                                           ------------    Dollar Range of   Shares Owned in
                                            (as of July    Shares Owned in  Federated Family
                                              13, 2005)      FPIMIF (as of                of
                                                        -   July 13, 2005)        Investment
Interested                                                                  Companies (as of
Board Member Name                         -             -                 December 31, 2004)
John F. Donahue                                    None               None     Over $100,000
J. Christopher Donahue                    Over $100,000   $50,001-$100,000     Over $100,000
Lawrence D. Ellis, M.D.                            None               None     Over $100,000


Independent                                             ------------------
Board Member Name
Thomas G. Bigley                                   None               None     Over $100,000
John T. Conroy, Jr.                                None               None     Over $100,000
Nicholas P. Constantakis                           None               None     Over $100,000
John F. Cunningham                                 None               None     Over $100,000
Peter E. Madden                                    None               None     Over $100,000
Charles F. Mansfield, Jr.                          None               None     Over $100,000
John E. Murray, Jr., J.D., S.J.D.                  None               None     Over $100,000
Marjorie P. Smuts                                  None               None     Over $100,000
John S. Walsh                                      None               None     Over $100,000

---------------------------------------------------------------------------------------------------------------


Share Ownership of the Funds
As of July 13, 2005, J. Christopher Donahue, President and Trustee of the Funds, owned 6,800 Common Shares of Federated Premier Municipal Income Fund and 6,800 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 13, 2005, Mary Jo Ochson, Chief Investment Officer of tax-exempt fixed income products and Vice President of the Funds, owned 100 Common Shares of Federated Premier Municipal Income Fund and 1,500 Common Shares of Federated Premier Intermediate Municipal Income Fund.

As of July 13, 2005, no other officer or Trustee of the Funds beneficially owned any shares of either Fund. The officers and Trustees of the Funds collectively own less than 1% of each class of each Fund's outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of a class of the outstanding shares of a
Fund:

Cede & Co., New York, NY was the record owner of approximately 6,067,595 Common Shares (99.25%) of Federated Premier Municipal Income Fund.

Cede & Co., New York, NY was the record owner of approximately 6,926,517 Common Shares (99.71%) of Federated Premier Intermediate Municipal Income Fund.


Meetings of the Board

        The Board of each Fund met seven times during fiscal 2004. Each Trustee attended at least 75% of the total number of meetings in fiscal 2004 of the Board and of any committees of the Board on which the Trustee served held during the period of the Trustee's service.

Committees of the Board

Executive Committee

        The Executive Committee of each Fund currently consists of John F. Donahue and John E. Murray, Jr. In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of each Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2004, the Executive Committee met on six occasions.

Audit Committee

        The Audit Committee of each Fund currently consists of Thomas G. Bigley, John T. Conroy, Jr., Nicholas P. Constantakis and Charles F. Mansfield, Jr.
Mr. Constantakis is Chairman of the Audit Committee and Mr. Mansfield is Vice Chairman. The Board has adopted a written charter for the Audit Committee, a copy of which is available under "Fund Governance" in the "Products" section of Federated's website at FederatedInvestors.com. The Board has determined that the members of the Audit Committee are "independent," as defined by the listing standards of the New York Stock Exchange.

        The purpose of the Funds' Audit Committees is to oversee the accounting and financial reporting process of the Funds, their internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Audit Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent auditors, acts as a liaison between the independent auditors and the Board and reviews the Funds' internal audit function. In discharging its responsibilities, the Audit Committee is entitled to rely upon the reports, findings and representations of the Funds' auditors, legal counsel and responsible officers. In fiscal 2004, the Audit Committee met on nine occasions.

        A report of the Audit Committee is attached as Exhibit A to this Proxy Statement.

Nominating Committee

        The Nominating Committee of each Fund currently consists of all of the Fund's Independent Trustees, as identified above. Dr. Murray serves as Chairman of the Nominating Committee. The Board has adopted a written charter for the Nominating Committee, a copy of which is available under "Fund Governance" in the "Products" section of Federated's website at FederatedInvestors.com. The Board has determined that all members of the Nominating Committee are "independent," as defined by the listing standards of the New York Stock Exchange. The Nominating Committee was established in May 2004 and met on one occasion during fiscal 2004.

        The responsibilities of the Nominating Committee are to select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated. The Committee's nominees are presented to the Board for election, or nomination for election by the shareholders, as the case may be. The Committee will consider candidates recommended to the Committee by Independent Trustees of the Fund, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. In identifying and evaluating candidates for consideration, the Committee will consider such factors as it deems appropriate. These factors will ordinarily include integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

        Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on page 1. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience.

        The Committee does not at this time have a formal process for identifying and evaluating nominees for Trustee. However, it is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

Shareholder Communications

        A shareholder who wishes to communicate with the Board, a Committee of the Board or any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Fund, at the Fund's address appearing on page 1.

        The Funds do not have a policy regarding attendance by Board members at annual meetings, and it is not anticipated that any members of the Board will attend the Joint Annual Meeting. No member of the Board attended the annual meeting in 2004.

Officers of the Funds

        The executive officers of the Funds are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Funds and their principal occupations during the last five years are as follows:





OFFICERS*

Name
Birth Date
Address
Positions Held with Funds
-----------------------------------
Date Service Began                           Principal Occupation(s) and Previous Position(s)

                                    Principal Occupations: Executive Vice President and Secretary of
John W. McGonigle                   the Federated Fund Complex; Executive Vice President, Secretary
Birth Date: October 26, 1938        and Director, Federated Investors, Inc.
EXECUTIVE VICE PRESIDENT AND
SECRETARY                           Previous Positions: Trustee, Federated Investment Management
Began serving: December 2002        Company and Federated Investment Counseling; Director, Federated
                                    Global Investment Management Corp., Federated Services Company and
                                    Federated Securities Corp.

                                    Principal Occupations: Principal Financial Officer and Treasurer
Richard J. Thomas                   of the Federated Fund Complex; Senior Vice President, Federated
Birth Date: June 17, 1954           Administrative Services.
TREASURER
Began serving: December 2002        Previous Positions: Vice President, Federated Administrative
                                    Services; held various management positions within Funds Financial
                                    Services Division of Federated Investors, Inc.

                                    Principal Occupations: Vice Chairman or Vice President of some of
Richard B. Fisher                   the Funds in the Federated Fund Complex; Vice Chairman, Federated
Birth Date: May 17, 1923            Investors, Inc.; Chairman, Federated Securities Corp.
VICE CHAIRMAN
Began serving: December 2002        Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President,
                                    Federated Investors, Inc. and Director and Chief Executive
                                    Officer, Federated Securities Corp.

                                    Principal Occupations: Mary Jo Ochson has been the Funds'
Mary Jo Ochson                      Portfolio Manager since December 2002.  Ms. Ochson was named Chief
Birth Date: September 12, 1953      Investment Officer of tax-exempt fixed income products in 2004 and
CHIEF INVESTMENT OFFICER, TAX-FREE  is Vice President of the Funds. Ms. Ochson joined Federated in
FIXED INCOME, AND VICE PRESIDENT    1982 and has been a Senior Portfolio Manager and a Senior Vice
Began serving: December 2002        President of the Funds' Adviser since 1996.  Ms. Ochson is a
                                    Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.


* Officers do not receive any compensation from the Funds.
---------------------------------------------------------------------------------------------------------------







----------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
----------------------------------------------------------------------------------

        Ernst & Young LLP has been selected as the independent auditors to audit the financial statements of the Funds for fiscal 2005. Ernst & Young LLP audited the financial statements of the Funds in fiscal 2004. It is not expected that a representative of Ernst & Young LLP will be present at the Joint Annual Meeting to make a statement or respond to appropriate questions.
        The following table shows the fees billed by Ernst & Young LLP for the Funds' last two fiscal years for services to each Fund and to the Adviser and its affiliates that provide ongoing services to the Funds:

---------------------------- -------------------------------------------------- ---------------------------------------------------
                                       Year Ended November 30, 2004                        Year Ended November 30, 2003
---------------------------- -------------------------------------------------- ---------------------------------------------------
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
                                           Audit-Related            All Other                Audit-Related              All Other
                                            Fees (1)                   Fees                    Fees (1)                    Fees
                              Audit Fees                 Tax Fees               Audit Fees                  Tax Fees
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
Federated Premier              $16,984       $20,000       $--         $--        $16,500      $30,000        $--          $--
Municipal Income Fund
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
Federated Premier              $16,984       $20,000       $--         $--        $16,500      $30,000        $--          $--
Intermediate Municipal
Income Fund
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
Federated Investment             (2)         $16,500       $--         $--          (2)        $50,000        $--          $--
Management Company and its
affiliates that provide
ongoing services to the
Funds
---------------------------- ------------- ------------ ----------- ----------- ------------ ------------- ----------- ------------
-------------
---------------------------------------------------------------------------------------------------------------

(1).....For the Funds, these services consisted of: 2004 - quarterly reviews of the Preferred Shares asset maintenance test calculations; 2003 - quarterly reviews of the Preferred Shares asset maintenance test calculations and issuance of consents performed in conjunction with the commencement of operations. For the Adviser and its affiliates: 2004 - review of Sarbanes Oxley Section 302 procedures; 2003 - issuance of consents performed in conjunction with the commencement of operations.
(2) Not required.

          The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
        Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
        The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.





AUDIT SERVICES
        The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
        In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
        Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
        The Audit Committee believes that the independent auditor can provide tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
        With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the auditor by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided;

(2) Such services were not recognized by the Fund, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee.

        The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

        The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
        Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
        Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

        The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:

        Federated Premier Municipal Income Fund:

               2004-  0%

               2003-  0%

        Federated Premier Intermediate Municipal Income Fund:

               2004-  0%

               2003-  0%

        Federated Investment Management Company and affiliates:

               2004-  0%

               2003-  0%

        Non-Audit Fees billed to the Funds, the Funds' investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

        Fiscal year ended 2004 - $265,875

        Fiscal year ended 2003 - $242,212

        The Funds' Audit Committee has considered that the provision of non-audit services that were rendered to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
------------------------------------------------------------------------------

        Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act of 1940 require that each Fund's Trustees and officers, the Funds' investment advisor and its affiliated persons, and beneficial owners of more than 10% of any class of a Fund's outstanding securities ("Reporting Persons") file reports with the Securities and Exchange Commission with respect to changes in their beneficial ownership of securities of the Fund. Based solely upon a review of the copies of such filings and written representations from certain Reporting Persons received by the Funds, the Funds believe that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended November 30, 2004.


-----------------------------------------------------------------------------
                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING
-----------------------------------------------------------------------------

        Shareholder proposals intended for inclusion pursuant to Rule 14a-8 under the Exchange Act in a Fund's proxy statement for its 2006 annual meeting of shareholders must be received by the Funds, at the address indicated on page 1 of this Proxy Statement, not later than March 24, 2006. In order for a proposal made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposal must be received by the Funds at such address not later than June 7, 2006.

-------------------------------------------------------------------------------
           OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY
------------------------------------------------------------------------------

        No business other than the matters described above are expected to come before the Joint Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Joint Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Funds.


------------------------------------------------------------------------------
  SHAREHOLDERS ARE REQUESTED TO VOTE BY TELEPHONE OR COMPLETE, DATE AND SIGN THE
    ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO
                     POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                                              By Order of the Trustees



                                                     John W. McGonigle
                                                             Secretary
July 22, 2005

                     FEDERATED PREMIER MUNICIPAL INCOME FUND
               FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND


Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779










----------------------------------------------------------------------------
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
----------------------------------------------------------------------------

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-245-0242, Ext. 7538.

                                    EXHIBIT A
                   (approved by the Board of Trustees on May 20, 2005)


                             AUDIT COMMITTEE REPORT
        The Audit Committee oversees each Fund's financial reporting process on behalf of the Board of Trustees. The Committee operates pursuant to a written charter adopted by the Board. The Board of Trustees, in its business judgment, has determined that all members of the Audit Committee are "independent" as defined in the listing standards of the New York Stock Exchange.

        The Funds' management has the primary responsibility for the preparation, presentation and integrity of the Funds' financial statements and the adequacy of their internal controls. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion based on the audit as to whether each Fund's audited financial statements fairly present its financial position, results of operations and changes in net assets in conformity with generally accepted accounting principles.

        In the performance of its oversight function, the Audit Committee has reviewed each Fund's audited financial statements for the year ended November 30, 2004 and has discussed the financial statements with management and with Ernst & Young LLP, the Funds' independent registered public accounting firm for 2004. The Audit Committee has received from the independent registered public accounting firm written disclosures pursuant to Statement on Auditing Standards No. 61, Communication with Audit Committees, and has discussed those matters with the independent registered public accounting firm. The Audit Committee has also received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and has discussed with the independent registered public accounting firm its independence. The Audit Committee considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence.

        Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Trustees that each Fund's audited financial statements be included in the Funds' Annual Report for the fiscal year ended November 30, 2004 filed with the Securities and Exchange Commission.

Respectfully submitted:
Nicholas P. Constantakis, Audit Committee Chairman
Charles F. Mansfield, Jr., Audit Committee Vice Chairman
Thomas G. Bigley, Audit Committee Member
John T. Conroy, Jr., Audit Committee Member

Cusip 31423M105
Cusip 31423M204
Cusip 31423P108
Cusip 31423P207
30892 (7/05)













              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                  Common Shares

     Proxy for Annual Meeting of Shareholders to be held September 23, 2005

You may also vote by telephone at 1-800-454-8683. If you vote by telephone, please don't return this proxy card.

The undersigned hereby appoints Alecia A. Allison, Suzanne W. Land, Catherine C. Ryan, Mark R. Thompson and Nelson W. Winter, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 23, 2005, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

A vote FOR the proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

To elect four Class II Trustees  of the Fund.  Nominees:
J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham and Marjorie P. Smuts

                             FOR all nominees                    [   ]
                               WITHHOLD AUTHORITY
                                   TO VOTE for all nominees      [   ]
                             FOR ALL EXCEPT*                     [   ]


*(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

                          -----------------------------------------



YOUR VOTE IS IMPORTANT
Please complete, sign and return             ____________________________
this card as soon as possible.               Date
Mark with an X in the box.                   ____________________________
                                             Signature

                                             ----------------------------
                                             Signature (Joint Owners)



     Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.

              FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

                                Preferred Shares

     Proxy for Annual Meeting of Shareholders to be held September 23, 2005

You may also vote by telephone at 1-800-454-8683. If you vote by telephone, please don't return this proxy card.

The undersigned hereby appoints Alecia A. Allison, Suzanne W. Land, Catherine C. Ryan, Mark R. Thompson and Nelson W. Winter, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of Federated Premier Intermediate Municipal Income Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on September 23, 2005, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

A vote FOR a proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

To elect four Class II Trustees  of the Fund.  Nominees:
 J. Christopher Donahue, Nicholas P. Constantakis, John F. Cunningham and Marjorie P. Smuts
                             FOR all nominees                    [   ]
                               WITHHOLD AUTHORITY
                                   TO VOTE for all nominees      [   ]
                             FOR ALL EXCEPT*                     [   ]

   *(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

                          -----------------------------------------

To elect two Trustees of the Fund. Nominees: Peter E. Madden and John S. Walsh
                             FOR all nominees                    [   ]
                             WITHHOLD AUTHORITY
                                   TO VOTE for all nominees      [   ]
                             FOR ALL EXCEPT*                     [   ]

   *(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

                          -----------------------------------------


YOUR VOTE IS IMPORTANT
Please complete, sign and return             ____________________________
this card as soon as possible.               Date
Mark with an X in the box.                   ____________________________
                                             Signature

                                             ----------------------------
                                             Signature (Joint Owners)



Please sign exactly as your name appears on the books of the Fund. FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN. When signing as attorney, executor, administrator, trustee, etc., please give your full title as such. If a corporation, please sign full corporate name by President or other authorized officer and give full title. If a partnership, please sign in partnership name by authorized person and give full title.